BLACKROCK MID-CAP VALUE SERIES, INC.

BlackRock Mid-Cap Value Fund

(the “Fund”)

Supplement dated October 28, 2021 to the

Statement of Additional Information of the Fund dated September 1, 2021, as supplemented to date

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section of Part I of the Fund’s Statement of Additional Information entitled “I. Investment Objective and Policies” is amended to check off “Special Purpose Acquisition Companies” as follows:

Special Purpose Acquisition Companies	X

Shareholders should retain this Supplement for future reference.

SAI-MCD-1021SUP